UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

ANNUAL REPORT

June 30, 2009

AZZAD FUNDS

8000 Town Centre Drive •  Suite 400  •  Broadview Heights, Ohio 44147

888-350-3369 or 440-922-0066  •  Fax: 440-922-0110  •  www.azzad.net

Azzad Asset Management, Inc. • Advisor to the Azzad Funds

The last fiscal year (July 1, 2008-June 30, 2009) was one of the most devastating years for the US economy in particular and the world economy in general. The financial crisis of 2008–2009 has been called the most serious financial crisis since the Great Depression by leading economists, with its global effects characterized by the failure of key businesses, declines in consumer wealth estimated in the trillions of U.S. dollars, substantial financial commitments incurred by governments, and a significant decline in economic activity. The good news is that the economic indicators have started turning positive and many economists, along with Federal Reserve Chairman Ben Bernanke, predict the current recession ending later in 2009.

Stocks around the world were under pressure for most part of the fiscal year1

1 The fiscal year is defined for Azzad Funds as a period starting from July 1st 2008 and ending June 30th 2009

 (July 2008 – June 2009) as fallout from the credit and housing market crisis, energy prices and economic weakness took a toll. The U.S. market lost 54% from its peak in May 2007 to its bottom in March 20092

2 The S&P 500 Index lost 54% from May 21st 2008 until March 9th 2009

. The unprecedented expansion in both monetary and fiscal policies by U.S. and other G7 governments earlier this year helped avoid a deeper meltdown by restoring confidence in the economy. The market rebounded strongly in March 2009 recovering 36% of its losses as the authorities' heroic efforts gave investors good reason to stop worrying about a continuing meltdown3

3 The S&P 500 Index gained 36% from March 9th 2009 until June 30th 2009

.

The markets are still in the process of recovering from their severe losses as the S&P 500 Index was down 26% for the Fund’s fiscal year. The declines were also more than 20% for both growth and value indices as well as across large and small cap benchmarks for the same period.  The International Index4

4 Morgan Stanley Capital International  Europe, Australia & Middle East Index

  is down 34% for the fiscal year ended June 30, 2009.

The Azzad Ethical Mid Cap Fund, weathered relatively well against high market volatility by holding strong companies with sound fundamentals. The Fund avoided investing in stocks which were in the most troubled sectors of the economy e.g. banking and insurance as well as companies with too much debt on their balance sheets. During the second half of 2008, the Fund trimmed its losses by investing in defensive sectors e.g. health care and consumer staples. As signs of a market rebound began to appear, the Fund moved into more aggressive sectors such as basic materials, industrials, technology, energy and emerging market stocks.  The following table compares the performance of the Azzad Funds against their benchmarks.

Total Returns5

5 Return figures reflect any change in price per share and assume the reinvestment of all distributions

(For the year ended June 30, 2009)

Morningstar benchmarks the performance of Azzad Ethical Mid Cap Fund against its Mid Cap Growth Index and ranks it accordingly on a consistent basis. The S&P 400 Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities.  On June 11, 2009, the Board of Trustees of the Fund approved the closure of the Azzad Ethical Income Fund.  Accordingly, the Fund was liquidated on July 31, 2009.

The second quarter of 2009 marked a period of healing for financial markets around the globe which were severely beaten down for most part of the year. In many parts of the credit markets, which had been the epicenter of the financial crisis, conditions continued to improve. The S&P has recently bounced to a new high level for 2009. Commodities and corporate bond markets continue to strengthen. The overwhelming consensus is that the worst is behind us, even by some of the big bears who saw this coming. As investors became more comfortable holding riskier assets, they shifted out of U.S. government debt. Emerging markets, financials and commodities were big winners on hopes for a global economic recovery. Crude-oil prices posted their biggest quarterly percentage gain since 1990. The other big winner has been technology stocks, driven in part by the idea that they will benefit from companies around the globe looking to boost productivity.

Going forward, we are cautiously optimistic about the economic recovery and have prepared the Fund to continue to take advantage of market bargains by investing in companies with strong balance sheets and high earnings potential. We have diversified the Fund across various sectors and geographies and have maintained a delicate exposure between cash and equities to limit the down side risk and short term volatility of the Fund.  An important step was taken in a special meeting held on June 5, 2009. The Azzad Fund’s Board of Trustees agreed to the lowering of the Fund’s overall expense ratio from 1.9% to 0.99% starting July 1, 2009. It is a critical step which we believe will help to enhance the Fund’s performance and shareholders’ value over the long run.

We believe that the current economic and market conditions provide a good opportunity to invest as the stock market rallies on the signs of recovery. Although businesses are still weak, investors shouldn’t wait until companies turn around before reinvesting in stocks. To quote Warren Buffett, one of the greatest investors of the era: “If you wait until you see the robin, spring will already be over”.

Sincerely,

Jamal Barmil

Portfolio Manager

* Remember, past performance does not guarantee future results and you may lose money investing in the stock market. The Azzad Funds, like all mutual funds, are not FDIC insured and you should read the prospectus carefully before investing.

Azzad Asset Management, Inc. 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042-4517 USA

Phone: 703-207-7005  Fax: 703-852-7478 E-mail: info@azzad.net   www.azzad.net

Azzad Ethical Income Fund

Total Returns*

(For the year ended June 30, 2009)

	One Year	Five Year	Since Inception (7/11/2000)
Azzad Ethical Income Fund	(33.37)%	(5.00)%	(9.98)%
S&P 500 Index **	(26.21)%	(2.24)%	(3.26)%

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excluded the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Azzad Ethical Income Fund
12,000
10,000
8,000
6,000
4,000
2,000
-
$7,447
$3,923
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Azzad Ethical Income Fund
S&P 500 Index

This chart assumes an initial investment of $10,000 made on 7/11/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Azzad Ethical Mid Cap Fund

Total Returns*

(For the year ended June 30, 2009)

	One Year	Five Year	Since Inception (12/22/2000)
Azzad Ethical Mid Cap Fund	(26.07)%	(0.59)%	(2.42)%
S&P 500 Index **	(28.01)%	0.37%	3.52%
Morningstar Mid Cap Growth Index***	(35.95)%	0.70%	(2.23)%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 400 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excluded the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** Morningstar benchmarks the performance of the Fund against its Mid Cap Growth Index and ranks it accordingly on a consistent basis. The Morningstar Mid Growth Index measures the performance of mid-cap stocks that are expected to grow at a faster pace than the rest of the market.

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD ETHICAL INCOME FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD ETHICAL MID CAP FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Azzad Ethical Mid Cap Fund
	Schedule of Investments
	June 30, 2009

Shares		Value

COMMON STOCKS - 77.62%

Agricultural Chemicals - 0.96%
1,250	Syngenta AG (Switzerland) ADR	$ 58,150

Computer Communications Equipment - 2.92%
9,500	Cisco Systems, Inc. *	177,175

Computer Storage Devices - 1.49%
3,400	Western Digital Corp. *	90,100

Crude Petroleum & Natural Gas - 12.89%
5,400	Petroleo Brasileiro (Brazil)	221,292
4,500	Canadian Natural Resources Ltd. (Canada)	236,205
12,000	Denbury Resources, Inc. *	176,760
3,800	Southwestern Energy Co. *	147,630
		781,887
Electromedical & Electrotherapeutic Apparatus - 0.51%
2,700	Natus Medical, Inc. *	31,158

Electronic Computers - 1.41%
600	Apple Computer, Inc. *	85,458

Farm Machinery & Equipment - 2.84%
5,200	Lindsay Corp.	172,120

General Building Contractors (Residential Buildings) - 4.26%
13,800	Gafisa S.A.	227,700
1,100	Homex Development Corp. (Mexico) ADR *	30,679
		258,379
Industrial Instruments for Measurment, Display, and Control - 0.33%
1,300	Hurco Companies, Inc. *	20,319

Land Subdividers & Developers - 0.50%
1,135	St. Joe Company *	30,066

Metal Mining - 4.17%
1,092	BHP Billiton Ltd.	59,765
7,900	Cliff's Natural Resources, Inc.	193,313
		253,078
Metalworking Machinery & Equipment - 0.56%
700	SPX Corp.	34,279

Orthopedic, Prosthetic, Surgical Appliances & Supplies - 0.66%
939	Zimmer Holdings, Inc. *	40,001

Paperboard Containers & Boxes - 0.69%
950	Greif, Inc.	42,009

Pumps & Pumping Equipment - 1.61%
1,400	Flowserve Corp.	97,734

Radiotelephone Communications - 0.83%
2,526	Chunghwa Telecom Co. Ltd. (Taiwan) ADR	50,091

Railroad Equipment - 3.18%
6,000	Westinghouse Air Brake Technologies Corp.	193,020

Railroads, Line-Haul Operating - 0.68%
1,200	CSX Corp.	41,556

Retail Estate Investment Trusts - 0.58%
976	Rayonier, Inc.	35,478

Retail-Drug Stores and Proprietary Stores - 1.59%
1,400	Express Scripts, Inc. *	96,250

Semiconductors & Related Devices - 2.19%
1,800	Netlogic Microsystems *	65,628
3,000	Monolithic Power Systems, Inc. *	67,230
		132,858
Services-Business Services, NEC - 8.29%
2,350	Priceline.com, Inc. *	262,143
4,600	Shanda Interactive Entertainment (China) ADR *	240,764
		502,907
Services-Computer Integrated Systems - 3.17%
3,089	Cerner Corp. *	192,414

Services-Educational Services - 4.00%
3,600	New Oriental Education & Technology Group, Inc. (China) ADR *	242,496

Services-General Medical & Surgical Hospitals, NEC - 0.75%
930	Universal Health Services, Inc. Class B	45,430

Services-Home Health Care Services - 0.63%
1,150	Amedisys, Inc. *	37,973

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 4.21%
4,700	Church & Dwight Co., Inc.	255,257

Special Industry Machinery, NEC - 1.53%
4,000	Aixtron Aktiengesellschaft AG (Germany) ADR	49,440
2,000	ASML Holding NV (Netherlands)	43,300
		92,740
Telephone Communications - 0.66%
800	China Mobile Ltd. (Hong Kong) ADR	40,064

Water Transportation - 3.40%
6,500	Kirby Corp. *	206,635

Wholesale-Durable Goods - 3.64%
2,700	Grainger W.W.	221,076

Wholesale-Electrical Apparatus - 2.52%
8,400	EnerSys *	152,796

TOTAL FOR COMMON STOCKS (Cost $4,935,904) - 77.62%		4,710,954

SHORT TERM INVESTMENTS - 1.67%
101,144	University Bank Savings Account (Cost $101,144) 3.38%**	101,144

TOTAL FOR INVESTMENTS (Cost $5,037,048) - 79.29%		4,812,098

OTHER ASSETS LESS LIABILITIES - 20.71%		1,257,207

NET ASSETS - 100.00%		$ 6,069,305

* Non-income producing securities during the period.
** Variable rate security; the savings account rate shown represents the yield at June 30, 2009.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
June 30, 2009

	Azzad	Azzad
	Ethical Income	Ethical Mid Cap
	Fund	Fund
Assets:
Investment Securities at Value (Cost $0 and
$5,037,048, respectively)	$ -	$ 4,812,098
Cash	1,035,310	2,260,920
Receivables:
Dividends & Interest	4,561	1,009
Fund Shares Sold	-	2,723
Prepaid Expenses	-	2,645
Total Assets	1,039,871	7,079,395
Liabilities:
Accrued Management Fees	6,029	-
Fund Shares Redeemed	2,473	-
Securities Purchased	-	995,991
Other Accrued Expenses	15,600	14,099
Total Liabilities	24,102	1,010,090
Net Assets	$ 1,015,769	$ 6,069,305

Net Assets Consist of:
Paid In Capital	$ 3,267,645	$ 6,851,293
Accumulated Undistributed Net Investment Income (Loss)	32,210	-
Accumulated Undistributed Realized Loss on Investments	(2,284,086)	(557,038)
Unrealized Depreciation in Value of Investments	-	(224,950)
Net Assets, for 291,236 and 895,251 Shares Outstanding, respectively	$ 1,015,769	$ 6,069,305

Net Asset Value Per Share	$ 3.49	$ 6.78

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the year ended June 30, 2009
	Azzad	Azzad
	Ethical Income	Ethical Mid Cap
	Fund	Fund
Investment Income:
Dividends (Net of foreign taxes withheld $2,498 and $1,401 respectivly)	$ 116,318	$ 24,789
Interest	-	1,240
Total Investment Income	116,318	26,029

Expenses:
Advisory Fees	41,776	26,382
Transfer Agent Fees	22,981	19,132
Audit Fees	12,757	12,757
Registration Fees	11,499	9,248
Administrative Fees	9,076	9,418
Custody Fees	5,480	5,015
Miscellaneous Fees	2,478	2,535
Printing Fees	2,416	2,417
Trustee Fees	1,650	1,500
Insurance	774	387
Total Expenses	110,887	88,791
Fees Waived and Reimbursed by the Advisor (Note 3)	(31,527)	(38,667)
Net Expenses	79,360	50,124

Net Investment Income (Loss)	36,958	(24,095)

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(1,942,864)	(276,083)
Net Change in Unrealized Depreciation on Investments	(175,508)	(567,294)
Net Realized and Unrealized Loss on Investments	(2,118,372)	(843,377)

Net Decrease in Net Assets Resulting from Operations	$ (2,081,414)	$ (867,472)

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Income Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2009	6/30/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 36,958	$ 45,102
Net Realized Loss on Investments	(1,942,864)	(334,915)
Unrealized Depreciation on Investments	(175,508)	(67,260)
Net Decrease in Net Assets Resulting from Operations	(2,081,414)	(357,073)

Distributions to Shareholders:
Net Investment Income	(29,137)	(20,714)
Realized Gains	-	(261,516)
Total Distributions	(29,137)	(282,230)

Capital Share Transactions (Note 4)	(3,262,875)	683,645

Total Increase (Decrease) in Net Assets	(5,373,426)	44,342

Net Assets:
Beginning of Period	6,389,195	6,344,853

End of Period (Includes Undistributed Net Investment Income of
$32,210 and $24,389, respectively)	$ 1,015,769	$ 6,389,195

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Mid Cap Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2009	6/30/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (24,095)	$ (36,048)
Net Realized Loss on Investments	(276,083)	(294,207)
Unrealized Appreciation (Depreciation) on Investments	(567,294)	198,083
Net Decrease in Net Assets Resulting from Operations	(867,472)	(132,172)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	(188,917)
Total Distributions	-	(188,917)

Capital Share Transactions (Note 4)	3,414,788	689,212

Total Increase (Decrease) in Net Assets	2,547,316	368,123

Net Assets:
Beginning of Period	3,521,989	3,153,866

End of Period (Includes Undistributed Net Investment Income of
$0 and $0, respectively)	$ 6,069,305	$ 3,521,989

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2009	6/30/2008	6/30/2007	6/30/2006	6/30/2005

Net Asset Value, at Beginning of Year	$ 5.28	$ 5.82	$ 5.31	$ 5.31	$ 5.07

Income From Investment Operations:
Net investment income (loss) *	0.03	0.04	(0.04)	(0.06)	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.80)	(0.33)	0.75	0.23	0.29
Total from Investment Operations	(1.77)	(0.29)	0.71	0.17	0.24

Distributions:
Net Investment Income	(0.02)	(0.02)	0.00	0.00	0.00
Realized Gains	(0.00)	(0.23)	(0.20)	(0.17)	0.00
Total Distributions	(0.02)	(0.25)	(0.20)	(0.17)	0.00

Net Asset Value, at End of Year	$ 3.49	$ 5.28	$ 5.82	$ 5.31	$ 5.31

Total Return **	(33.37)%	(5.36)%	13.54%	3.18%	4.73%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,016	$ 6,389	$ 6,345	$ 2,126	$ 1,495
Before Waivers
Ratio of Expenses to Average Net Assets	2.61%	2.09%	2.38%	3.04%	6.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	0.42%	(0.84)%	(1.89)%	(4.91)%
After Waivers
Ratio of Expenses to Average Net Assets	1.87%	1.90%	2.25%	2.25%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.87%	0.69%	(0.71)%	(1.10)%	(1.02)%
Portfolio Turnover	40.46%	370.82%	719.22%	145.55%	122.47%

* Per share net investment income ( loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Mid Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2009	6/30/2008	6/30/2007	6/30/2006	6/30/2005

Net Asset Value, at Beginning of Year	$ 9.25	$ 10.11	$ 9.65	$ 9.30	$ 8.30

Income From Investment Operations:
Net Investment Loss *	(0.06)	(0.10)	(0.15)	(0.16)	(0.14)
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.41)	(0.21)	1.09	1.18	1.14
Total from Investment Operations	(2.47)	(0.31)	0.94	1.02	1.00

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	(0.55)	(0.48)	(0.67)	0.00
Total Distributions	0.00	(0.55)	(0.48)	(0.67)	0.00

Net Asset Value, at End of Year	$ 6.78	$ 9.25	$ 10.11	$ 9.65	$ 9.30

Total Return **	(26.70)%	(3.42)%	10.21%	11.04%	12.05%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6,069	$ 3,522	$ 3,154	$ 3,165	$ 2,255
Before Waivers
Ratio of Expenses to Average Net Assets	3.36%	2.95%	2.45%	2.41%	5.22%
Ratio of Net Investment Loss to Average Net Assets	(2.37)%	(2.12)%	(1.78)%	(1.81)%	(4.63)%
After Waivers
Ratio of Expenses to Average Net Assets	1.90%	1.90%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets	(0.91)%	(1.07)%	(1.58)%	(1.65)%	(1.65)%
Portfolio Turnover	21.11%	337.01%	535.74%	147.73%	144.86%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1. Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. There were two series within the Trust as of the date of this report. The Azzad Ethical Income Fund (the "Income Fund"), commenced operations on July 11, 2000 and is registered as a diversified fund.  On June 11, 2009 the Board of Trustees of the Trust voted to liquidate the Azzad Ethical Income Fund effective July 31, 2009.  The Azzad Ethical Mid Cap Fund (the “Mid Cap Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund. The two series included in these financial statements are collectively referred to as the "Funds" and individually as a "Fund". Azzad Asset Management, Inc. (“Advisor”) is the investment advisor to both funds, (see Note 3).

The Azzad Ethical Income Fund’s primary investment objective was to provide shareholders with current income and, as a secondary objective the Fund sought appreciation of capital consistent with ethical principles.

The Azzad Ethical Mid Cap Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

Each Fund should be considered a long-term investment and is not appropriate for short-term goals. Each Fund may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Certain short-term securities are valued on the basis of amortized cost.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available or if a security value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Security Transactions and Related Investment Income- Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes- The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to their shareholders. Accordingly, no federal income tax provision is required.

Dividends and Distributions to Shareholders- Dividends and distributions to shareholders are recorded on ex-dividend date. The Funds will distribute their net investment income, if any, semi-annually, and net realized capital gains, if any, annually. The Funds distribute tax basis earnings in accordance with the distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital loss carry forwards may be utilized to offset current or future capital gains, if any.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

FAS 157 - The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), July 1, 2008. In accordance with FAS 157, as amended, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency  of  inputs  to  the valuation of an asset or liability.  The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of each Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

Azzad Income Fund

Assets	Level 1	Level 2	Level 3	Total
Equity Securities	-	-	-	-
Short-Term Investments	-	-	-	-
Total	-	-	-	-

Azzad Mid Cap Fund

Assets	Level 1	Level 2	Level 3	Total
Equity Securities	$4,710,954	-	-	$4,710,954
Short-Term Investments	101,144	-	-	101,144
Total	$4,812,098	-	-	$4,812,098

Note 3. Transactions with the Advisor and Affiliates

Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board of Trustees, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service the Advisor receives a monthly management fee at the annual rate of 1.00% of the average daily net assets for the Income Fund and Mid Cap Fund.  Effective July 1, 2009 the management fee for the Mid Cap Fund will be reduced to 0.80% of the average daily net assets.  See Note 10 with respect to the Income Fund.

For the year ended June 30, 2009, the Advisor earned $41,776 and $26,382 from the Income Fund and Mid Cap Fund, respectively. The Advisor was owed $6,029 from the Income Fund at June 30, 2009.

The Advisor has agreed to waive all or a portion of its fees or reimburse each Fund for certain operating expenses, to the extent necessary to limit each Fund’s total annual operating expenses to 1.90% of average daily net assets.  Effective July 1, 2009, this limit was reduced to 0.99%.  This agreement is in effect for a ten-year period beginning July 1, 2009. “Operating expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.  Any waiver or reimbursement of operating expenses by the Advisor is subject to repayment by each Fund within three fiscal years after such reimbursement or waiver occurred, if the Fund is able to make the repayment without exceeding the 1.90% expense limitation (or, if less, the expense limitation then in place). For the year ended June 30, 2009, the Advisor waived fees of $31,527 for the Income Fund and $38,667 for the Mid Cap Fund.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Advisor during the following three year period to the

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2009, the unreimbursed amounts paid or waived by the Advisor on behalf of the Funds are $0 and $81,347 for the Income Fund and the Mid Cap Fund, respectively.  As of June 30, 2009, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Azzad Ethical Income Fund	Azzad Ethical Mid-Cap Fund
June 30, 2007	June 30, 2010	$ 0	$ 7,484
June 30, 2008	June 30, 2011	$ 0	$ 35,196
June 30, 2009	June 30, 2012	$ 0	$ 38,667

Note 4. Capital Share Transactions

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years indicated:

Azzad Ethical Income Fund	Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount
Shares Sold	181,446	$611,433	250,150	$1,425,479
Shares issued in reinvestment of distributions	2,651	8,166	11,429	66,289
Shares redeemed	(1,102,233)	(3,882,474)	(143,035)	(808,123)
Net Increase (Decrease)	(918,136)	$(3,262,875)	118,544	$683,645

As of June 30, 2009 paid-in-capital totaled $3,267,645.

Azzad Ethical Mid Cap Fund	Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount
Shares Sold	553,681	$3,669,510	99,445	$976,156
Shares issued in reinvestment of distributions	-	-	8,799	87,458
Shares redeemed	(39,095)	(254,722)	(39,582)	(374,402)
Net Increase (Decrease)	514,586	$3,414,788	68,662	$689,212

As of June 30, 2009 paid-in-capital totaled $6,851,293.

Note 5. Investment Transactions

For the year ended June 30, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,595,950 and $5,665,694, respectively for the Azzad Ethical Income Fund and $2,945,213 and $491,897, respectively for the Azzad Ethical Mid Cap Fund.

Note 6. Tax Matters

As of June 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds is as follows:

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Income Fund

Mid Cap Fund

Undistributed ordinary income

                 $     32,210

  $              0

Capital loss carryforward expiring 6/30/2017+

                 $  (429,682)

  $  (354,892)

Post-October capital loss deferrals between realized 11/1/08 and 6/30/2009*                      $(1,854,403)

  $  (212,860)

Gross unrealized appreciation on investment securities

                $                0

  $    252,379

Gross unrealized depreciation on investment securities

                $                0

  $  (477,329)

Net unrealized depreciation on investment securities

                $                0

  $  (224,950)

Cost of investment securities, including Short Term investments

$                0

                  $  5,037,048

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Funds will not make distributions from capital gains while a capital loss carryforward remains.

On December 29, 2008 the Azzad Ethical Income Fund paid a dividend from net investment income of $0.0249 per share for a total distribution of $29,137.  The Azzad Mid Cap Fund did not pay any distributions during the year ended June 30, 2009.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. Distribution Plan

Each Fund maintains a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of the Fund and the furnishing of services to shareholders of the Fund.  Each Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% of the average daily value of the net assets of the Fund.  As of July 1, 2007,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Fund; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Fund’s Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Fund; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Fund’s assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2009, FolioFn, in aggregate, owned approximately 69% of the shares of the Mid Cap Fund for the benefit of others.

Note 9. New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Funds derivative and hedging activities, including how such activities are accounted for and their effect on the Funds financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds financial statements and related disclosures.

The Funds adopted Financial Accounting Standards Board Standard No. 157-4 – Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are Not Orderly on June 15, 2009.

At adoption the Funds evaluated the level and activity for the assets and liabilities of the Funds to ascertain that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  Management of the Funds does not believe that any adjustments were necessary to the financial statements at adoption.

In May 2009, FASB issued the Statement of Financial Accounting Standards No. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is effective for fiscal years and interim periods ending after June 15, 2009.  SFAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued.  In accordance with the adoption of SFAS No. 165, and in preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through August 19, 2009, the date the financial statements were available to be issued.

Note 10. Closure of the Azzad Ethical Income Fund

On June 11, 2009 the Board of Trustees of the Azzad Ethical Income Fund voted to authorize Azzad Asset Management, Inc. to immediately take all appropriate actions necessary for the liquidation and closing of the Azzad Ethical Income Fund effective July 31, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Income Fund and the Azzad Ethical Mid Cap Fund, (the Funds), each a series of The Azzad Funds, including the schedule of investments for the Azzad Ethical Mid Cap Fund, as of June 30, 2009 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 19, 2009

Azzad Funds
Expense Illustration
June 30, 2009 (Unaudited)

Expense Example

As a shareholder of the Azzad Ethical Income Fund and Azzad Ethical Midcap Fund, you incur ongoing costs which typically consist of management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2009	June 30, 2009	January 1,2009 to June 30,2009

Actual	$1,000.00	$1,080.50	$9.65
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.52	$9.35

* Expenses are equal to the Fund's annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Azzad Ethical Mid Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2009	June 30, 2009	January 1,2009 to June 30,2009

Actual	$1,000.00	$1,210.71	$10.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.37	$9.49

* Expenses are equal to the Fund's annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2009

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 73	Trustee Since 2000	2	Managing Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 61	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)
Ali Khan 330 Tuttle Drive Bloomingdale IL 60108 Age: 66	Trustee Since 2008	2	Vice President (Finance) of Sonoscan Inc.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem [1] 3141 Fairview Park Drive Suite 460 Falls Church, VA 22402 Age: 45	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 or visiting our website at www.mutualss.com and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY RENEWAL AGREEMENT

At an in-person meeting of the Board of Trustees of Azzad Funds (the "Board") held on June 5, 2009, the Board (including a majority of the disinterested Trustees) considered the continuance of the Investment Advisory Agreement ("Agreement") between the Azzad Ethical Mid Cap Fund (the "Fund") and Azzad Asset Management (the "Fund"). In evaluating the Agreement with respect to the Fund, the Board took into consideration a variety of information relating to the Fund and the Advisor. In reaching its conclusion to renew the Agreement, the Board did not identify any one factor that was all important or controlling. The Advisor presented to the Board its financial information highlighting the Advisor’s revenue and cost of providing services to the Fund. The Advisor also presented to the Board a third party report which included an analysis of the Fund’s performance, expenses and fees comparable to other mutual funds. The Board also considered that the Advisor was lowering its annual management fee to 0.80% and implementing an expense cap of 0.99% effective July 1, 2009.

The Nature, Extent and Quality of Services

The Board reviewed, with respect to the Fund, the proposed continuance of the Agreement. They considered a variety of factors including: the ethical investment screening strategy provided by the Advisor, the personnel providing such services, the Fund’s best execution and soft dollar policy, research services provided to the Fund, the Advisor’s financial condition, the Fund’s lower management fee and expense cap, comparative performance and expense information, the profitability of the Fund to the Advisor, the Advisor’s compliance programs and policies and any potential conflicts of interest.

The Board took into account information presented to it at its quarterly meetings about the Advisor, its operations and personnel. The Board also considered the portfolio management team’s professional background, experience and familiarity with managing the Fund. The Board considered the scope and quality of the services the Advisor provides to the Fund including managing the Fund’s portfolio in accordance with its ethical investment strategy. The Board also considered the Advisor’s administrative capabilities, including its ability to supervise and manage the Fund’s various service providers. The Board

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

noted that it receives periodic updates on the Fund’s compliance program from the Advisor’s (and Fund’s) compliance officer.

Performance

The Board discussed the Fund’s performance and its promptness in responding to issues of concern previously raised by the Board. The Board noted that it reviewed, on a quarterly basis, the Fund’s performance and portfolio. The Board also noted that the Advisor was improving the Fund’s performance, decreasing its portfolio turnover rate and had nearly eliminated wash sales. The Board reviewed information provided to them by the Advisor regarding the investment performance of the Fund for the 6 month, 1 and 3 year periods ended June 1, 2009 as well as cumulative performance from inception through June 1, 2009. The Board considered the performance of the S&P 400 Index, the benchmark for the Fund and also the Morningstar Midcap Growth Index which is used by Morningstar to rate the Fund. The Board noted that the Fund had outperformed the S&P 400 Index for the 6 month and 1 year periods and had underperformed for the 3 year, 5 year and since its inception periods ended June 1, 2009.  Based upon its review, the Board concluded that it was satisfied with the Fund’s performance under the Advisor.

Fees and Expenses

The Board also reviewed the Fund’s advisory fee. The Board noted that the Advisor had agreed to lower its management fee from 1.00% to 0.80%; with the Fund’s overall expenses capped at 0.99% pursuant to a new expense cap limitation agreement effective July 1, 2009. The Board took into account that, among its peers, the new expense cap would mean the Fund would have one of the lowest expense ratios for an actively managed mutual fund of its kind. The Board also took into account the Advisor’s efforts to maintain the Fund’s expenses by directly paying for various research services that benefit the Fund (rather than using soft dollar credits to pay for these expenses). Based upon its review, the Board determined that the advisory fee was reasonable in view of the services provided by the Advisor to the Fund.

Profitability and Economies of Scale

The Board reviewed the Fund’s profitability to the Advisor. The Board considered how much the Advisor receives annually from the Fund in terms of advisory and administrative fees. The Board also noted that the Advisor had reimbursed expenses for the Fund and, effective July 1, 2009 would be lowering the Fund’s expense cap even further to 0.99% from 1.9%. The Board noted that the Advisor had directly paid for several research services benefiting the Fund. The Board also noted that the Advisor pays directly for the Fund’s portfolio management. The Board considered whether the Advisor had the financial ability to continue providing the Fund with a high level of services. The Board noted that, from the financial information it receives at each quarterly meeting, the Advisor’s financial standing was improving significantly. Based upon its review, the Board concluded that the Advisor’s level of profitability from its relationship with the Fund was reasonable.

Conclusion

The Board concluded that it was satisfied that the Advisor had demonstrated that: (a.) it possesses the resources and capability to perform the duties required under the Investment Advisory Agreement, (b.) it maintains a compliance program designed to identify and prevent violations of securities laws, (c.) it has the ability and resources to execute the Fund’s investment strategy as described in the Fund’s prospectus, and (d.) it is taking the appropriate actions to limit Fund expenses and improve overall relative performance. Based on its conclusions, the Board, including a majority of the independent Trustees,

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

determined that renewal of the Investment Advisory Agreement with respect to the Azzad Ethical Mid Cap Fund would be in the best interests of the Fund and its shareholders and approved its continuance for an additional year.

Board of Trustees

Syed Shamshad Husain

Syed K. Raheemullah

Bashar Qasem

Investment Adviser

Azzad Asset Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 16,000

FY 2008

$ 17,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2009

$ 0

FY2008

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2009

$ 3,000

FY 2008

$ 3,000

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2009

$ 0

FY2008

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 0

FY 2008

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 31, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 27, 2009